SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) June 1, 2004

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware                           000-49899                13-4078506
(State or Other Jurisdiction       (Commission              (IRS Employer
Of Incorporation)                  File Number)             Identification No.)



2100 Renaissance Boulevard, King of Prussia, PA           19406
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(Address of principal executive offices)               (Zip Code)

                                 (610) 755-4000
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              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure

     On June 1, 2004, ATX Communications, Inc. (the "Company") and its subsidiaries filed their proposed joint plan of reorganization (the "Plan") and related disclosure statement (the "Disclosure Statement") with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

     Bankruptcy law does not permit solicitation of acceptances of the proposed Plan until the Bankruptcy Court approves a disclosure statement (which may or may not be in the form of the Disclosure Statement) relating to the proposed Plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the proposed Plan.

     In accordance with general instruction B.5 of Form 8-K, this report will not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward Looking Statements

     This document contains certain forward-looking statements that involve substantial risks and uncertainties. All statements regarding the Company's expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 2, 2004                ATX COMMUNICATIONS, INC.
                                   (Registrant)


                                   By:  /s/ Michael Peterson
                                        -------------------------------
                                        Name:   Michael Peterson
                                        Title:  Chief Financial Officer


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